Exhibit 99.1

Annual Meeting of Shareholders The Inn at New Hyde Park May 27, 2015 NYSE : AF

Forward Looking Statement 2 This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , as amended, or the Exchange Act . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events that may be subject to circumstances beyond our control ; increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment ; changes in deposit flows, loan demand or real estate values ; changes in accounting principles, policies or guidelines ; changes in general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , and any actions regarding foreclosures ; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Consumer Financial Protection Bureau ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; our ability to successfully implement technological changes ; our ability to successfully consummate new business initiatives ; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future ; or our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

Corporate Profile NYSE : AF 3 (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure . » Astoria Financial, with assets of $15.5 billion is the holding company for Astoria Bank (established in 1888), with deposits of $9.4 billion, and is the sixth largest publicly traded financial institution in our core market » 21+ consecutive years of core profitability as a public company (1) » Stable and healthy credit metrics throughout the financial crisis » Clean , well capitalized balance sheet

Strong Capital Position 4 Tier 1 Leverage Common Equity Tier 1 Risk-Based Tier 1 Risk-Based Total Risk-Based Tangible Common Equity 10.63% 18.00% 18.00% 19.23% 9.56% 14.85% 16.22% 17.44% 8.39% Bank Holding Company At March 31, 2015 Note: The regulatory capital ratios represent calculations under the Basel III Capital Rules, which became effective for Astoria Bank and Astoria Financial Corporation on January 1, 2015, and the Dodd - Frank Act. Prior to 2015, Astoria Financial Corporation was not subject to regulatory capital requirements.

5 2014: Making Significant Progress in Becoming A More Diversified, Full Service Community Bank » In June 2014, changed our name to Astoria Bank, which we believe better describes who we are and what we do » Expanded our business banking presence ■ In March 2014, opened our first NYC branch in midtown - Manhattan, across the street from Madison Square Garden ■ In December 2014 , opened a branch in Melville, Long Island » Continued to strategically shift to a more “bank - like” balance sheet ■ Multi - family/Commercial Real Estate (“MF/CRE”) loan portfolio represents 41% of total loan portfolio at March 31, 2015 compared to 34% at March 31, 2014 ■ Core deposits grew to 74% of total deposits at March 31, 2015 compared to 68% at March 31, 2014

Core Competencies 6 » Mortgage Lending ■ Multi - family and CRE lending expertise ■ Residential lending expertise ■ Solid asset quality » Retail Banking ■ Premier full - service community bank on Long Island ■ Significant deposit market share ■ Focus on customer service » Business Banking ■ Focus on small and middle market businesses ■ High quality, person - to - person customer service and relationship banking with local decision making ■ Services include treasury management, remote capture and cash management

Multi - family/Commercial Real Estate Lending MF/CRE loan portfolio grew to 41% of total loan portfolio at March 31, 2015, from 40% at December 2014, and 34% at March 31, 2014. » $4.9 billion portfolio, or 41% of total loan portfolio 1Q15 originations of $259.9 million , with a weighted average Loan to Value ratio (“LTV”) at origination of approximately 50% and weighted average debt service coverage ratio of approximately 1.64, all in footprint Weighted average LTV on total MF/CRE loan portfolio < 48% (1) » Focus on rent controlled, rent stabilized apartments in New York City Approximately 85% of the multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization Pipeline of approximately $237.6 million at March 31, 2015 with weighted average coupon of approximately 3.39% 7 (1) LTV ratios are based on current principal balances and original appraised values .

Residential Mortgage Lending » $6.7 billion portfolio Primarily prime, jumbo 5/1 and 7/1 hybrid adjustable rate mortgages (“ARMs”) and 15 year fixed rate loans No sub - prime, payment option or negative amortization ARM lending Weighted average LTV (1) on total residential loan portfolio <59% 1Q15 originations of $140.5 million with a weighted average LTV at origination of approximately 62% Pipeline of approximately $299.1 million at March 31, 2015 » Multiple delivery channels provide flexibility & efficiency Retail Commissioned brokers Third party originators » Geographically diversified portfolio Reduces lending concentrations 8 (1) LTV ratios are based on current principal balances and original appraised values . Regardless of channel, all loans underwritten to Astoria’s stringent standards

Strong Banking Footprint 9 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.8 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $197.8 Billion Kings County (Brooklyn) Population: 2.6 million Median household income: $45K Deposits: $ 1.2 billion Branches: 12 Market share: 3% Queens County Population: 2.3 million Median household income: $56K Deposits: $ 2.3 billion Branches: 17 Market share: 5% Nassau County Population: 1.4 million Median household income: $ 93K Deposits: $3.8 billion Branches: 28 Market share: 6% Suffolk County * Population: 1.5 million Median household income: $ 87K Deposits: $ 2.1 billion Branches: 26 Market share: 5% Manhattan (NYC) Population: 1.6 million Median household income: $68K Branches : 1 Westchester Population: 1.0 million Median household income: $77K Deposits: $0.4 billion Branches: 3 Market share: 1% Well Positioned in Core Long Island Market Sources: FDIC Summary of Deposits (as of June 30, 2014) SNL Financial LC * Deposit and market share data for Suffolk County does not include the Melville branch, which opened on December 1, 2014.

Leading Retail Banking Franchise » Changed name to Astoria Bank on June 1, 2014 Better reflects our business as a diversified, full service community bank » $9.4 billion in deposits, 87 branch locations Stable source of funds – weighted average rate: 0.44% C ore deposits * totaled $6.9 billion , or 74% of total deposits; up from 72% of total deposits at December 31, 2014 and 68% of total deposits at March 31, 2014 52% of households that have a retail CD account also have a low cost checking, savings or money market account relationship » 95% of depositors, with $8.9 billion in deposits, live within 5 miles of a branch » Banking branches with high average deposits contribute to franchise value Long Island Offices (83) – Nassau (28), Suffolk (26), Queens (17), Brooklyn (12) Average Deposits of $109 Million (1) Westchester Offices (3) – Average Deposits of $120 Million New York City Office (1) – Opened March 31, 2014 – Deposits of $67 Million » Multiple delivery channels ATM’s, telephone, Internet and mobile banking 10 * Core deposits include savings, money market and checking accounts (1) Average Deposits for core Long Island offices do not include the Melville branch, which opened on December 1, 2014.

Retail Banking Philosophy » Consultative approach to helping consumers achieve financial health and well - being » Pro - active sales culture – PEAK Process » Focus on customer service High customer satisfaction Favorably positioned against the competition » Community involvement Support over 700 local organizations and not - for - profit agencies 11 Astoria Bank is an integral part of the fabric of the communities it serves

Business Banking Expansion » 44 employees currently supporting the business at March 31, 2015, up from 21 at year - end 2012 » More than 70% of Astoria Bank’s 87 branches are headed by experienced commercial bankers » Opened a business banking office in mid - town Manhattan in September 2013 » Opened our first full - service branch in Manhattan on March 31, 2014 » Opened a full - service branch in Melville on December 1, 2014 12 Business deposits grew 37% from March 31, 2014, to $946.7 million at March 31, 2015.

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Asset Quality Improvement 13

Residential 64% MF/CRE 34% Other 2% Residential 57% MF/CRE 41% Other 2% Balance Sheet Repositioning Trend 14 Deposits Core 68% CDs 32% Core 74% CDs 26% Loans At March 31, 2015 2013 Residential 72% MF/CRE 26% Other 2% Core 64% CDs 36% 2014

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Asset Quality Improvement 15

Net Interest Margin 16 2012 2013 2014 1Q15 2.16% 2.25% 2.32% 2.34% 2012 2013 2014 1Q15 Cost of interest - bearing liabilities 1.64% 1.24% 1.09% 1.02% Yield on interest - earning assets 3.73% 3.41% 3.34% 3.28%

» Balance Sheet Repositioning » Net Interest Margin Improvement » Asset Quality Improvement Current Focus 17

Asset Quality » Conservative underwriting, top quality loans, low LTV $3.5 billion , or 53% of residential portfolio, originated 2008 through 1Q15 with a weighted average LTV of 55% (1) , substantially all of which are current Top quality multi - family and commercial real estate loan portfolios ▪ Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization ▪ Average LTV for portfolio loans < 48% (1) 18 (1) LTV ratios are based on current principal balances and original appraised values . (2) Includes loans which were current totaling $56.0 million at March 31, 2015, $69.5 million at March 31, 2014 and $66.5 million at March 31, 2013. + = At March 31, 2013 $ 171.2 $ 79.2 $ 287.3 $ 366.5 $ 537.7 142.4 163.9 At March 31, 2014 $ 108.1 $ 76.2 $ 247.2 $ 323.4 $ 431.5 163.9 At March 31, 2015 $ 79.8 $ 63.4 $ 55.5 $ 118.9 $ 198.7 Loans 30-89 Days Past Due NPLs 90 Days or More NPLs Less Than 90 Days Past Due (2) Past Due NPLs Delinquent Loans and NPLs Total Two year delinquent loan migration trend (in millions)

Investment Summary » Conservative Corporate Strategy Quality mortgage lending Quality retail and business banking Disciplined cost control Well capitalized for all bank regulatory purposes » Disciplined Lending Multi - family/CRE 1Q15 originations of $259.9 million with a weighted average LTV at origination of approximately 50% and weighted average debt service coverage ratio of approximately 1.64 all in footprint $3.5 billion, or 53% of residential portfolio, originated 2008 through 1Q15, with weighted average LTVs of approximately 55% (1) , substantially all of which are current » Attractive and Stable Franchise Significant deposit market share in core Long Island market (2) Core deposit growth – emphasis on personal and business checking, marketing campaigns » Strong Leadership and Culture Average of 35 years of executive management experience Insider ownership at 11% 19 (1) LTV ratios are based on current principal balances and original appraised values. (2) Core Long Island market includes Kings, Queens, Nassau and Suffolk counties.

Contact Information 20 Web Site: www.astoriabank.com Email: ir@astoriabank.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Bank Plaza Lake Success, NY 11042